Exhibit 8.1

Company Name	Country
17 Wewatta, LLC	United States
1900 Summerstrand Share Block Limited	South Africa
325 HCD LLC	United States
335 HCD LLC	United States
355 HCD LLC	United States
3753/3763 HHP LLC	United States
3770 HHP, LLC	United States
3770 Hughes Parkway Associates, Limited Partnership	United States
3770 Surface Parking LLC	United States
3773 HHP LLC	United States
3790 HHP LLC	United States
3800 HHP LLC	United States
3883 HHP LLC	United States
3893 HHP LLC	United States
3925 Paradise Rd. LLC	United States
3930 Acquisitions, LLC	United States
3930 HHP LLC	United States
3930 HHP LLC	United States
395/375/365 HCD LLC	United States
3960 HHP LLC	United States
3960/3980 HHP Parking Garage LLC	United States
3980 HHP LLC	United States
3987 Paradise Rd. LLC	United States
3993 HHP LLC	United States
4043 HHP LLC	United States
444 Madison Co-Investor LLC	United States
475 Fifth 09 LLC	United States
54 Lombard Street Investments Limited	United Kingdom
Abellio Investments Limited	Cayman Islands
Abprocure (Proprietary) Limited	South Africa
Absa Asset Management (Proprietary) Limited	South Africa
Absa Asset Management Nominees (Proprietary) Limited	South Africa
Absa Bank Limited	South Africa
Absa Capital Alternative Asset Management (Proprietary) Limited	South Africa
Absa Capital Private Equity (Proprietary) Limited	South Africa
Absa Consultants and Actuaries (Proprietary) Limited	South Africa
Absa Debtor Finance (Proprietary) Limited	South Africa
Absa Estate Agency (Proprietary) Limited	South Africa
Absa Financial Services Limited	South Africa
Absa Fleet Services Limited	South Africa
Absa Fund Managers Limited	South Africa
Absa Group Limited	South Africa
Absa Health Care Consultants (Proprietary) Limited	South Africa
Absa idirect Limited	South Africa
Absa Insurance and Financial Advisers (Proprietary) Limited	South Africa
Absa Insurance Company Limited	South Africa
Absa Insurance Risk Management Services Limited	South Africa
Absa Investment Management Services (Proprietary) Limited	South Africa
Absa Life Limited	South Africa
Absa Manx Holdings Limited	Isle of Man
Absa Manx Insurance Company Limited	Isle of Man
Absa Mortgage Fund Managers (Proprietary) Limited	South Africa

Absa Namibia (Proprietary) Limited	Namibia
Absa Nominees (Proprietary) Limited	South Africa
Absa Ontwikkelingsmaatskappy (Eiendoms) Beperk	South Africa
Absa Ontwikkelingsmaatskappy Beherend (Eiendoms) Beperk	South Africa
Absa Portfolio Managers (Proprietary) Limited	South Africa
Absa Property Development (Proprietary) Limited	South Africa
Absa Secretarial Services (Proprietary) Limited	South Africa
Absa Stockbrokers (Proprietary) Limited	South Africa
Absa Technology Finance Solutions (Proprietary) Limited	South Africa
Absa Trading & Investment Solutions Holdings Limited	South Africa
Absa Trading & Investment Solutions Limited	South Africa
Absa Trust (Natal) Limited	South Africa
Absa Trust Limited	South Africa
Absa Trust Nominees (Proprietary) Limited	South Africa
Absa Trust Properties (Proprietary) Limited	South Africa
Absa Vehicle Management (Proprietary) Limited	South Africa
Absa Vehicle Management Solutions (Proprietary) Limited	South Africa
Absa-Tyser Re-Insurance Brokers (Proprietary) Limited	South Africa
Abvest Holdings (Proprietary) Limited	South Africa
ACMB Specialised Finance Nominees (Proprietary) Limited	South Africa
ACMB Specialised Finance Preferred Investments (Proprietary) Limited	South Africa
ACMB Specialised Finance Shelfco (Proprietary) Limited	South Africa
ACMB Specialised Finance Strategic Investments (Proprietary) Limited	South Africa
Acrux Investments Limited	Jersey
Afcarme Zimbabwe Holdings (Pvt) Limited	Zimbabwe
Africa Growth Network Holdings (Proprietary) Limited	South Africa
AIMS Nominees (Proprietary) Limited	South Africa
Aix Investment Company Limited (In Liquidation 29.12.2009)	Jersey
Akela Finance Limited	Virgin Islands, British
Alberton Industrial Properties (Proprietary) Limited	South Africa
Algoa and Eastern Development (Proprietary) Limited	South Africa
Allied Development Company (Proprietary) Limited	South Africa
Allied Grinaker Properties (Proprietary) Limited	South Africa
Allied Property Trustees (Sycom) (Proprietary) Limited	South Africa
Allpay Consolidated Investment Holdings (Proprietary) Limited	South Africa
Allpay Eastern Cape (Proprietary) Limited	South Africa
Allpay Free State (Proprietary) Limited	South Africa
Allpay Gauteng (Proprietary) Limited	South Africa
Allpay Kwazulu-Natal (Proprietary) Limited	South Africa
Allpay Limpopo (Proprietary) Limited	South Africa
Allpay Mpumalanga (Proprietary) Limited	South Africa
Allpay Northern Cape (Proprietary) Limited	South Africa
Allpay Northwest (Proprietary) Limited	South Africa
Allpay Western Cape (Proprietary) Limited	South Africa
Alpedhuez Investments Limited [strike off requested 24/02/10]	Cayman Islands
Alymere Investments Limited	Cayman Islands
Alymere Investments S.a.r.l.	Luxembourg
Alymere Investments Two Limited	Cayman Islands
Am Platzl Nominees GmbH	Germany
Amberfair Sixteen (Proprietary) Limited	South Africa
Ambit Management Services (Proprietary) Limited	South Africa
Analytical FX Trading Strategy Series LLC	United States
Antilia Promociones Inmobiliarias SA	Spain

Antlia Investments Limited	Cayman Islands
Anwell Investments Limited	Cayman Islands
Apollonian Investments Limited	Cayman Islands
Appalachian NPI, LLC	United States
Aquitaine Investments Limited	Cayman Islands
Arcalis Investments Limited	Cayman Islands
Ardencroft Investments Limited	United Kingdom
Arlo XI Limited	Cayman Islands
Ascelpius Investments Limited (In liquidation 29.12.2009)	Cayman Islands
Aspet Investments Limited	Cayman Islands
Aspet Nouveau Investments Limited	Cayman Islands
Aspin Investments Limited	Cayman Islands
Aspin Nouveau Investments Limited	Cayman Islands
Associated Rent-A-Car Holdings (Proprietary) Limited	South Africa
ATIS RAD Holdings (Proprietary) Limited	South Africa
ATIS RAD Property Trading (Proprietary) Limited	South Africa
ATIS Securities Limited	South Africa
ATIS Technology Investments (Proprietary) Limited	South Africa
Atropos Investments S.a.r.l	Luxembourg
Aubisque Investments Limited	Cayman Islands
Aubisque UK Investments Limited	Cayman Islands
Augustus Funding, LLC	United States
AUK	United Kingdom
B D & B Investments Limited	United Kingdom
B.P.B. (Holdings) Limited	United Kingdom
Bagheera International Limited	Virgin Islands, British
Ballon Investments Limited	Cayman Islands
Ballon Nouveau Investments Limited	Cayman Islands
Banco Barclays S.A.	Brazil
Bankfil Limited	South Africa
Bankorptrust Limited	South Africa
Barafor Limited	United Kingdom
Barbridge Limited	Jersey
Barclay Leasing Limited	United Kingdom
Barclaycard (Ireland) Limited	Ireland
Barclaycard Funding PLC	United Kingdom
Barclaycard Irish Properties Limited	Ireland
Barclays (H&B) Mauritius Limited	Mauritius
Barclays (Kenya) Nominees Limited	Kenya
Barclays (Security Realisation) Limited	United Kingdom
Barclays (Tanzania) Nominees Limited	Tanzania, United Republic of
Barclays Aegis Investments S.a.r.l.	Luxembourg
Barclays Aldersgate Investments Limited	United Kingdom
Barclays Alma Mater General Partner Limited	United Kingdom
Barclays Alpheus Investments S.a.r.l.	Luxembourg
Barclays Amarillo Investments Limited	United Kingdom
Barclays Asia Limited	Hong Kong
Barclays Asset Management Services Limited	United Kingdom
Barclays Assurance (Dublin) Limited	Ireland
Barclays Bail SA	France
Barclays Bank (Hong Kong Nominees) Limited (In Liquidation 11/07/2007)	Hong Kong
Barclays Bank (Seychelles) Limited	Seychelles

Barclays Bank (Singapore Nominees) Pte Ltd.	Singapore
Barclays Bank (South East Asia) Nominees Private Limited	Singapore
Barclays Bank (Suisse) S.A.	Switzerland
Barclays Bank Delaware	United States
Barclays Bank Egypt SAE	Egypt
Barclays Bank Insurance Agency Limited	Kenya
Barclays Bank Ireland Public Limited Company	Ireland
Barclays Bank LLC	Russian Federation
Barclays Bank Mauritius Limited	Mauritius
Barclays Bank Mexico, S.A.	Mexico
Barclays Bank Mozambique	Mozambique
Barclays Bank of Botswana Limited	Botswana
Barclays Bank of Ghana Limited	Ghana
Barclays Bank of Ghana Nominees Limited	Ghana
Barclays Bank of Kenya Limited	Kenya
Barclays Bank of Uganda Limited	Uganda
Barclays Bank of Zimbabwe Limited	Zimbabwe
Barclays Bank PLC	United Kingdom
Barclays Bank SA	Spain
Barclays Bank Tanzania Limited	Tanzania, United Republic of
Barclays Bank Trust Company Limited	United Kingdom
Barclays Bank Zambia Plc	Zambia
Barclays BGI Holdings Limited	Cayman Islands
Barclays Botswana Nominees (Pty) Limited	Botswana
Barclays BR Holdings S.a.r.l.	Luxembourg
Barclays Business Credit L.L.C.	United States
Barclays BWA, Inc.	United States
Barclays Canada Ltd.	Canada
Barclays Canadian Commodities Limited	Canada
Barclays Capital (Cayman) Limited	Cayman Islands
Barclays Capital (Jersey) Limited	Jersey
Barclays Capital Argentina S.A.	Argentina
Barclays Capital Asia Holdings Limited	United Kingdom
Barclays Capital Asia Limited	Hong Kong
Barclays Capital Asia Nominees Limited (In Liquidation 10/07/2007)	Hong Kong
Barclays Capital Canada Inc	Canada
Barclays Capital Casa de Bolsa, S.A. de C.V.	Mexico
Barclays Capital Commercial Real Estate LLC	United States
Barclays Capital Commodities Corporation	United States
Barclays Capital Derivatives Funding LLC	United States
Barclays Capital Effekten GmbH	Germany
Barclays Capital Energy Inc.	United States
Barclays Capital Equities Trading GP	United States
Barclays Capital Equity Luxembourg SICAV SIF S.a.r.L.	Luxembourg
Barclays Capital Finance Limited	United Kingdom
Barclays Capital Fund Solutions Japan Limited	Japan
Barclays Capital Futures (Singapore) Private Limited	Singapore
Barclays Capital Futures Hong Kong Limited	Hong Kong
Barclays Capital Global Services Singapore Pte. Limited	Singapore
Barclays Capital Holdings (Singapore) Private Limited	Singapore
Barclays Capital Inc.	United States
Barclays Capital Investments B.V.	Netherlands
Barclays Capital Investments Luxembourg S.a.r.l.	Luxembourg

Barclays Capital Japan Holdings Limited	Cayman Islands
Barclays Capital Japan Limited	Japan
Barclays Capital Japan Securities Holdings Limited	United Kingdom
Barclays Capital Luxembourg S.a.r.l.	Luxembourg
Barclays Capital Margin Financing Limited	United Kingdom
Barclays Capital Markets Malaysia Sdn Bhd.	Malaysia
Barclays Capital Mauritius Limited	Mauritius
Barclays Capital Mortgage Servicing Limited	United Kingdom
Barclays Capital Nominees (No. 2) Limited	United Kingdom
Barclays Capital Nominees (No. 3) Limited	United Kingdom
Barclays Capital Nominees Limited	United Kingdom
Barclays Capital Overseas Limited	United Kingdom
Barclays Capital Principal Investments Limited	United Kingdom
Barclays Capital Projects Limited (In Liquidation 19.11.2009)	United Kingdom
Barclays Capital Real Estate Finance Inc.	United States
Barclays Capital Real Estate Holdings Inc.	United States
Barclays Capital Real Estate Inc.	United States
Barclays Capital Real Estate, G.P.	United States
Barclays Capital Securities (Thailand) Ltd.	Thailand
Barclays Capital Securities Asia Limited	Hong Kong
Barclays Capital Securities Limited	United Kingdom
Barclays Capital Securities Mauritius Limited	Mauritius
Barclays Capital Services (Ukraine) LLC	Ukraine
Barclays Capital Services Inc.	United States
Barclays Capital Services Limited	United Kingdom
Barclays Capital Strategic Advisers Limited	United Kingdom
Barclays Converted Investments (No. 2) Limited	United Kingdom
Barclays Converted Investments Limited	United Kingdom
Barclays Corporation Limited	Canada
Barclays Courtage SAS	France
Barclays Crossharbour Investments B.V.	Netherlands
Barclays Darnay Euro Investments Limited	United Kingdom
Barclays Delta Investments B.V.	Netherlands
Barclays Deposit-Taking Microfinance Limited	Kenya
Barclays Directors Limited	United Kingdom
Barclays Distribución, S.A.	Spain
Barclays Diversification	France
Barclays E.B.S. Managers Limited (In Liquidation 12.10.2009)	United Kingdom
Barclays Electronic Commerce Holdings Inc.	United States
Barclays European Infrastructure II Limited	United Kingdom
Barclays European Infrastructure Limited	United Kingdom
Barclays Executive Schemes Trustees Limited	United Kingdom
Barclays Export and Finance Company Limited	United Kingdom
Barclays Factoring Limited (In liquidation 30/10/2009)	United Kingdom
Barclays Factoring SA Establecimiento Financiero De Credito	Spain
Barclays Family S.p.A	Italy
Barclays Fiduciary Services (UK) Limited	United Kingdom
Barclays Finance Europe Limited	United Kingdom
Barclays Finance, Agente de Banca, S.A.	Spain
Barclays Financial Corporation	United States
Barclays Financial LLC	United States
Barclays Financial Planning	United Kingdom
Barclays Financial Planning Nominee Company Limited	United Kingdom

Barclays Financial Services Italia S.p.A.	Italy
Barclays Financial Services Limited	Kenya
Barclays France SA	France
Barclays Funds Investments (Europe) Limited	United Kingdom
Barclays Funds Investments Limited	United Kingdom
Barclays GBP Financing Limited	United Kingdom
Barclays Gibraltar Nominees Company Limited	Gibraltar
Barclays Global Investors Finance Limited	United Kingdom
Barclays Global Investors UK Holdings Limited	United Kingdom
Barclays Group Holdings Limited	United Kingdom
Barclays Group Representative Office (Nigeria) Limited	Nigeria
Barclays Group US Inc.	United States
Barclays Holdings (Isle of Man) Limited	Isle of Man
Barclays Holdings India Private Limited (In Liquidation 30/07/2009)	India
Barclays Industrial Development Limited	United Kingdom
Barclays Industrial Investments Limited	United Kingdom
Barclays Industrial Leasing Limited	United Kingdom
Barclays Infrastructure Funds Management Limited	United Kingdom
Barclays Insurance (Dublin) Limited	Ireland
Barclays Insurance Guernsey PCC Limited	Guernsey
Barclays Insurance Services (Pty) Limited	Botswana
Barclays Insurance Services Company Limited	United Kingdom
Barclays Insurance U.S. Inc.	United States
Barclays International Financial Services (Ireland) Limited (in liquidation 01/12/2008)	Ireland
Barclays International Fund Managers Limited	Jersey
Barclays International Funds Group Limited	Jersey
Barclays International Investments (Malta) Limited (In Liquidation 27.11.2009)	Malta
Barclays International Leasing Company Limited	Mauritius
Barclays Investment Bonds (Isle of Man) Limited	Isle of Man
Barclays Investment Holdings Inc.	United States
Barclays Investment Management Limited	United Kingdom
Barclays Investments & Loans (India) Limited	India
Barclays Ireland Nominees Limited	Ireland
Barclays Japan Limited	Cayman Islands
Barclays Korea GP Limited	Korea, Republic of
Barclays Leasing (No. 12) Limited	United Kingdom
Barclays Leasing (No. 18) Limited	United Kingdom
Barclays Leasing (No. 21) Limited	United Kingdom
Barclays Leasing (No. 24) Limited	United Kingdom
Barclays Leasing (No. 3) Limited	United Kingdom
Barclays Leasing (No. 6) Limited	United Kingdom
Barclays Leasing (No. 9) Limited	United Kingdom
Barclays Leasing Company Limited	Mauritius
Barclays Long Island Limited	United Kingdom
Barclays Lusaka Nominees Limited	Zambia
Barclays Luxembourg Finance Holdings S.a.r.l.	Luxembourg
Barclays Luxembourg Finance S.a.r.l.	Luxembourg
Barclays Luxembourg Investments S.a.r.l.	Luxembourg
Barclays Management Services (Ireland) Limited	Ireland
Barclays Marlist Limited	United Kingdom
Barclays Mauritius Overseas Holdings Limited	Mauritius

Barclays Mediador, Operador de Banca Seguros Vinculado, S.A.	Spain
Barclays Mercantile Business Finance Limited	United Kingdom
Barclays Mercantile Espana S.A. (In Liquidation)	Spain
Barclays Mercantile Highland Finance Limited	United Kingdom
Barclays Mercantile Limited	United Kingdom
Barclays Merchant Bank (Singapore) Ltd.	Singapore
Barclays Merchant Bank of Zimbabwe Limited	Zimbabwe
Barclays Metals Limited	United Kingdom
Barclays Moselle No 1 Investments Limited	Cayman Islands
Barclays Moselle No 2 Investments Limited	Cayman Islands
Barclays Moselle No 3 Investments Limited	Cayman Islands
Barclays Nominees (Aldermanbury) Limited	United Kingdom
Barclays Nominees (Branches) Limited	United Kingdom
Barclays Nominees (George Yard) Limited	United Kingdom
Barclays Nominees (Guernsey) Limited	Guernsey
Barclays Nominees (Jersey) Limited	Jersey
Barclays Nominees (K.W.S.) Limited	United Kingdom
Barclays Nominees (Manx) Limited	Isle of Man
Barclays Nominees (Monument) Limited	United Kingdom
Barclays Nominees (Provincial) Limited	United Kingdom
Barclays Nominees (United Nations For UNJSPF) Limited	United Kingdom
Barclays Oversight Management Inc.	United States
Barclays Patrimoine S.C.S.	France
Barclays Pension Funds Trustees Limited	United Kingdom
Barclays Physical Trading Limited	United Kingdom
Barclays Portfolio (I.O.M. GP) Limited	Isle of Man
Barclays Portfolio (IoM GP) No. 2 Limited	Isle of Man
Barclays Prestacao de Servicos—ACE	Portugal
Barclays Private Bank	United Kingdom
Barclays Private Bank & Trust (Cayman) Limited	Cayman Islands
Barclays Private Bank & Trust (Isle of Man) Limited	Isle of Man
Barclays Private Bank & Trust Limited	Jersey
Barclays Private Banking Services Limited	United Kingdom
Barclays Private Clients International (Gibraltar) Limited	Gibraltar
Barclays Private Clients International Limited	Isle of Man
Barclays Private Equity (Schweiz) AG	Switzerland
Barclays Private Equity France SAS	France
Barclays Private Equity Gmbh	Germany
Barclays Private Equity Limited	United Kingdom
Barclays Private Equity S.p.A.	Italy
Barclays Private Equity Verwaltungs GmbH	Germany
Barclays Private Trust	United Kingdom
Barclays PVLP Partner Limited	United Kingdom
Barclays Receivables LLC	United States
Barclays Reinsurance Dublin Limited (in Liquidation 30.09.2009)	Ireland
Barclays Reinsurance Ireland (No. 2) Limited	Ireland
Barclays SAMS Limited	United Kingdom
Barclays Securities (India) Private Limited	India
Barclays Services (Dublin) Limited (in Liquidation 23.09.2009)	Ireland
Barclays Services (Japan) Limited	United Kingdom
Barclays Services Corporation	United States
Barclays Services Jersey Limited	Jersey
Barclays Services LLC	United States

Barclays Shared Services Private Limited	India
Barclays Sharedealing	United Kingdom
Barclays Special Partner Limited	United Kingdom
Barclays Stockbrokers (Holdings) Limited	United Kingdom
Barclays Stockbrokers (Nominees) Limited	United Kingdom
Barclays Stockbrokers Limited	United Kingdom
Barclays Structured Principal Investing GP	Cayman Islands
Barclays Structured Principal Investing LLC	United States
Barclays Sudamerica S.A.	Argentina
Barclays Technology Centre (Shanghai) Company Limited	China
Barclays Technology Centre India Private Limited	India
Barclays Technology Centre Limited	United Kingdom
Barclays Themis Investments S.a.r.l.	Luxembourg
Barclays Uganda (Nominees) Limited	Uganda
Barclays Unquoted Investments Limited	United Kingdom
Barclays Unquoted Property Investments Limited	United Kingdom
Barclays US Funding LLC	United States
Barclays USD Financing Limited	United Kingdom
Barclays Venture Nominees Limited (In Liquidation 09/12/09)	United Kingdom
Barclays Vie SA	France
Barclays Wealth Advisory Investment Consultants Limited	Jersey
Barclays Wealth Asset Management (Monaco) S.A.M	Monaco
Barclays Wealth Corporate Officers (Guernsey) Limited	Guernsey
Barclays Wealth Corporate Officers (Isle of Man) Limited	Isle of Man
Barclays Wealth Corporate Officers (Jersey) Limited	Jersey
Barclays Wealth Corporate Services (Guernsey) Limited	Guernsey
Barclays Wealth Corporate Services (IOM) Limited	Isle of Man
Barclays Wealth Corporate Services (Jersey) Limited	Jersey
Barclays Wealth Directors (Guernsey) Limited	Guernsey
Barclays Wealth Directors (Hong Kong) Limited	Hong Kong
Barclays Wealth Directors (Isle of Man) Limited	Isle of Man
Barclays Wealth Directors (Jersey) Limited	Jersey
Barclays Wealth Fund Managers (Guernsey) Limited	Guernsey
Barclays Wealth Fund Managers (Isle of Man) Limited	Isle of Man
Barclays Wealth Fund Managers (Jersey) Limited	Jersey
Barclays Wealth Funds Limited	United Kingdom
Barclays Wealth Management Jersey Limited	Jersey
Barclays Wealth Managers España, SGIIC, S.A.	Spain
Barclays Wealth Managers France SA	France
Barclays Wealth Managers Portugal—SGFIM, S.A.	Portugal
Barclays Wealth Nominees (Guernsey) Limited	Guernsey
Barclays Wealth Nominees (Hong Kong) Limited	Hong Kong
Barclays Wealth Nominees (IOM) Limited	Isle of Man
Barclays Wealth Nominees (Jersey) Limited	Jersey
Barclays Wealth Nominees Limited	United Kingdom
Barclays Wealth PCC (No. 1) Limited	Guernsey
Barclays Wealth Secretaries (Hong Kong) Limited	Hong Kong
Barclays Wealth Signatories Limited	Jersey
Barclays Wealth Trustees (Guernsey) Limited	Guernsey
Barclays Wealth Trustees (Hong Kong) Limited	Hong Kong
Barclays Wealth Trustees (India) Private Limited	India
Barclays Wealth Trustees (Isle of Man) Limited	Isle of Man
Barclays Wealth Trustees (Jersey) Limited	Jersey

Barclays Wealth Trustees (Singapore) Limited	Singapore
Barclays Zimbabwe Nominees (Pvt) Limited	Zimbabwe
BarclaysAmerican/Mortgage Corporation	United States
Barclayshare Nominees Limited	United Kingdom
Barclaytrust (Nominees) Isle of Man Limited	Isle of Man
Barclaytrust (Suisse) SA	Switzerland
Barclaytrust Channel Islands Limited	Jersey
Barclaytrust International (Jersey) Limited	Jersey
Barclaytrust International Nominees (Gibraltar) Limited	Gibraltar
Barclaytrust International Nominees (Isle of Man) Limited	Isle of Man
Barclaytrust Jersey Limited	Jersey
Barcosec Limited	United Kingdom
Barley Investments Limited	United Kingdom
Barmac (Construction) Limited	United Kingdom
Barometers Limited	United Kingdom
Baroreo Lloyd Corp.	United States
Barrep Pty Limited	Australia
Barsec Nominees Limited	United Kingdom
Bausprops Invesments (Proprietary) Limited	South Africa
BBSA (Bahamas) Limited	Bahamas
BBSA Servicos e Participacoes Limitada	Brazil
BBUK Structured Principal Investments Limited	United Kingdom
BCAP LLC	United States
BCI Capital SrL	Romania
BCREO I LLC	United States
Bear Paw Lodge LLC	United States
Beaver Creek Landing, LLC	United States
Becrux Limited Partnership	Jersey
BEIF Management Limited	United Kingdom
Belgian Turbine Lease Corporation NV	Belgium
Belisama Investments B.V.	Netherlands
Bendor Properties Limited	South Africa
Berlei Properties (Proprietary) Limited	South Africa
Berlitas Corporate Finance Limited	South Africa
Berlitas Installment Finance (Proprietary) Limited	South Africa
Berlitas Leasing (Proprietary) Limited	South Africa
Bevan Nominees Limited	United Kingdom
Bigorre UK Investments Limited	Cayman Islands
BIH ASN LLC	United States
BIIF GP Limited	United Kingdom
Binden Investments Limited	Cayman Islands
Biprops 36 (Proprietary) Limited	South Africa
BLAF (No. 10) Limited	United Kingdom
BLAF (No. 2) Limited	United Kingdom
BLAF (No. 9) Limited	United Kingdom
Blaytell Limited	Cayman Islands
Bletchley Investments B.V.	Netherlands
Blossom Finance Limited Partnership	United Kingdom
BMBF (Bluewater Investments) Limited	United Kingdom
BMBF (No. 12) Limited	United Kingdom
BMBF (No. 15) Limited	United Kingdom
BMBF (No. 18) Limited	United Kingdom
BMBF (No. 21) Limited	United Kingdom

BMBF (No. 24) Limited	United Kingdom
BMBF (No. 3) Limited	United Kingdom
BMBF (No. 6) Limited	United Kingdom
BMBF (No. 9) Limited	United Kingdom
BMBF USD NO 1 Limited	United Kingdom
BMI (No. 3) Limited	United Kingdom
BMI (No. 6) Limited	United Kingdom
BMI (No. 9) Limited	United Kingdom
BMI (NO18) Limited	United Kingdom
BMI (Shipping) Limited	Liberia
BMI Marine Limited	United Kingdom
Board of Realtors Limited	South Africa
Boedromia Investments Limited	Cayman Islands
Borindale Investments Limited	United Kingdom
Bors Investments Limited	Cayman Islands
Boudeuse Limited	United Kingdom
BPB Holdings S.A.	Switzerland
BPE European Partner lll LP	United Kingdom
BPE General Partner II Limited	United Kingdom
BPE General Partner Limited	United Kingdom
Bracken Heights Township (Proprietary) Limited	South Africa
BRAINS Computer Processing (Pvt) Limited	Zimbabwe
Bramley Landing Limited	Cayman Islands
Branchcall Computers (Pvt) Limited	Zimbabwe
Braven Investments No. 1 Limited	Cayman Islands
Braven Investments No. 2 Limited	United Kingdom
Bronco (Barclays Cayman) Limited (Strike of requested 26.10.2009)	Cayman Islands
Broome Investments Limited	Cayman Islands
Brule 1 Investments Limited	Cayman Islands
Brule 2 Investments Limited	Cayman Islands
Buckhorn Townhome LLC	United States
Budelli Investments Inc.	United States
Burg-Genomineerdes (Eiendoms) Beperk	South Africa
Calah Investments Limited	Cayman Islands
Calthorpe Investments Limited	Cayman Islands
Campobasso Investments Limited	Cayman Islands
Canton III Limited	United Kingdom
Capel Cure Sharp Limited	United Kingdom
Capital Property Fund Nominees (Proprietary) Limited	South Africa
Capton Investments Limited	Cayman Islands
Care Principles Development Limited	United Kingdom
Care Principles Group Limited	United Kingdom
Care Principles Holdings Limited	United Kingdom
Care Principles Limited	United Kingdom
Care Principles Topco Limited	United Kingdom
Care Principles Trustees Limited	United Kingdom
Carhampton Investments Limited (In Liquidation 30/10/2009)	United Kingdom
Carnegie Holdings Limited	United Kingdom
Carneia Investments Limited	Cayman Islands
CBT I Management Corp.	United States
Cecrux Investments Limited	Cayman Islands
Cedar Lakes Country Estates (Proprietary) Limited	South Africa
Cedron Investments Limited	Cayman Islands

CEI Colonnade Holdings, LLC	United States
Celaeno Investments Limited	Cayman Islands
Celsius Funds II PLC	Ireland
Celsius Funds III PLC	Ireland
Celsius Funds PLC	Ireland
Celsius Global Funds SICAV plc	Malta
Celsius Investment Funds SICAV	Luxembourg
Celsius Investments Australia Limited	Australia
Celsius Managed Funds SICAV	Luxembourg
Centergate at Gratigny LLC	United States
Central Platte Valley Management, LLC	United States
Chapelcrest Investments Limited	United Kingdom
Chinnock Capital Limited	United Kingdom
Cisleu Investments Limited	Cayman Islands
Citius II Funding Limited	Cayman Islands
Citius II Funding LLC	United States
Claas Finance Limited	United Kingdom
Claudas Investments Limited	Cayman Islands
Claudas Investments Limited Partnership	United Kingdom
Claudas Investments S.a.r.l.	Luxembourg
Claudas Investments Two Limited	Cayman Islands
Clearlybusiness.com Limited	United Kingdom
Clink Street Nominees Limited	United Kingdom
Clydesdale Financial Services Limited	United Kingdom
CMB Nominees (Proprietary) Limited	South Africa
Cobalt Investments Limited	United Kingdom
Cohort Investments Limited	Cayman Islands
Collo Investments Limited	Cayman Islands
Colombiere Investments Limited	Cayman Islands
Colombiere UK Investments Limited	Cayman Islands
Combined Mortgage Nominees (Proprietary) Limited	South Africa
Commodities Principal Investments 106 Limited	Cayman Islands
Compro Holdings (Proprietary) Limited	South Africa
Condor No. 1 Limited Partnership	United Kingdom
Condor No. 2 Limited Partnership	United Kingdom
Coniah Investments Limited	Cayman Islands
Core Investments (Cayman) Limited	Cayman Islands
Corpinvest 16 (Proprietary) Limited	South Africa
Corpinvest 32 (Proprietary) Limited	South Africa
Corpinvest 33 (Proprietary) Limited	South Africa
Corrida Investments Limited (In Liquidation 10/02/2010)	United Kingdom
Coskwo Limited	Cayman Islands
CP BidCo Limited	Cayman Islands
CP Equity Co (UK) Limited	United Kingdom
CP Guarantee Co (UK) Limited	United Kingdom
CP HoldCo1 Limited	Cayman Islands
CP HoldCo2 Limited	Cayman Islands
CP HoldCo3 Limited	Cayman Islands
CP HoldCo4 Limited	Cayman Islands
CP HoldCo5 Limited	Cayman Islands
CP Newco 1 Limited	Jersey
CP Newco2 Limited	Jersey
CP Newco3 Limited	Jersey

CPIA Acquisition No. 1 LLC	United States
CPIA Acquisition No. 2 LLC	United States
CPIA Acquisition No. 3 LLC	United States
CPIA Canada Holdings	Canada
CPIA England 2008 Limited Partnership	United Kingdom
CPIA England 2009 Limited Partnership	United Kingdom
CPIA England No. 2 Limited Partnership	United Kingdom
CPIA Equity No. 1 Inc.	United States
CPIA Finance No. 1, LLC	United States
CPIA Holdings No. 1, LLC	United States
CPIA Investments No. 1 Limited	Cayman Islands
CPIA Investments No. 2 Limited	Cayman Islands
CPIA Investments No. 3 Limited	Cayman Islands
CPIA Investments No. 5 Limited	United Kingdom
CRE Diversified Holdings, Inc.	United States
CRE Management VI LLC	United States
CRE Management VIII, LLC	United States
Creekside at Riverfront Park, LLC	United States
Creekside II at Riverfront Park, LLC	United States
Crescendo Investment Holdings Limited	Virgin Islands, British
Crescent Acquisition LLC	United States
Crescent Colonnade, LLC	United States
Crescent Crown Edloe Garage SPV LLC	United States
Crescent Crown Greenway Plaza SPV LLC	United States
Crescent Crown Land Holding SPV LLC	United States
Crescent Crown Nine Plaza SPV LLC	United States
Crescent Crown Peakview Tower LLC	United States
Crescent Crown Seven Greenway SPV LLC	United States
Crescent Hospitality, Inc.	United States
Crescent Peakview Tower, LLC	United States
Crescent Plaza Hotel Operating, LLC	United States
Crescent Plaza Hotel Owner GP, LLC	United States
Crescent Plaza Hotel Owner, L.P.	United States
Crescent Plaza Residential L.P, LLC	United States
Crescent Plaza Residential L.P.	United States
Crescent Plaza Residential, LLC	United States
Crescent Plaza Restaurant GP, LLC	United States
Crescent Property Services, Inc.	United States
Crescent Real Estate Equities Limited Partnership	United States
Crescent Real Estate Equities Limited Partnership	United States
Crescent Real Estate Equities, LLC	United States
Crescent Real Estate Funding III, L.P.	United States
Crescent Real Estate Funding IV, L.P.	United States
Crescent Real Estate Funding V, L.P.	United States
Crescent Real Estate Funding VI, L.P.	United States
Crescent Real Estate Funding VIII, L.P.	United States
Crescent Real Estate Holdings LLC	United States
Crescent Real Estate Member LLC	United States
Crescent Resort Development, Inc.	United States
Crescent SC Holdings, L.P.	United States
Crescent Spectrum Center, L.P.	United States
Crescent Tower Residences GP, LLC	United States
Crescent Tower Residences, L.P.	United States

Crescent-Fearing, L.P.	United States
Croddan (IoM) Limited [In Liquidation 04/02/10]	Isle of Man
Cross Bay Capital Re Limited	Bermuda
Crown One SPV LLC	United States
Crown Two SPV LLC	United States
CSC Holdings Management, LLC	United States
CSC Management, LLC	United States
CSC Management, LLC	United States
Cumbernauld Balance Growth Issuer Limited	Jersey
Cumbernauld Funding Holdings Limited	United Kingdom
Cumbernauld Funding No. 3 PLC	United Kingdom
Cumbernauld Receivables Dedicated Investment Trustee Limited	Jersey
Cureton Investments No. 1 Limited	Cayman Islands
Cureton Investments No. 2 Limited	Cayman Islands
Cuth Investments Limited	Cayman Islands
Cynric Investments Limited	Cayman Islands
D C & O Investments Limited	United Kingdom
Dagonet Investments Limited	Cayman Islands
Darnay B.V.	Netherlands
Darnay Nouveau Investments Limited	Cayman Islands
Dashi Investments Limited	Cayman Islands
Declord Investments (Proprietary) Limited	South Africa
Delia Investments Limited	Cayman Islands
Demeter (Cayman) Limited	Cayman Islands
Denham Investments Limited	United Kingdom
Denival SA	France
Desert Mountain Associates, Inc.	United States
Diluculo Investments (Proprietary) Limited	South Africa
Dion Investments No. 1 Limited	Cayman Islands
DMW Realty Limited	United Kingdom
Draaikloof Properties (Proprietary) Limited	South Africa
Draco Investments (London) Limited	Cayman Islands
Durlacher Nominees Limited	United Kingdom
Duro Financing (Proprietary) Limited	South Africa
Durovest 12 (Proprietary) Limited	South Africa
E McDonald and Co Limited	South Africa
Eagle Financial & Leasing Services Limited	Cayman Islands
Eagle Financial and Leasing Services (UK) Limited	United Kingdom
Eagle Holdings Ltd	Cayman Islands
Eagle Management Services Limited	Cayman Islands
East Griqualand Holdings (Proprietary) Limited	South Africa
East Port Investments Limited (In Liquidation 29/10/2009)	United Kingdom
Ebbgate Holdings Limited	United Kingdom
Ebbgate Investments Limited	United Kingdom
Eecrux Investments Limited Partnership	United Kingdom
EFC Holdings Corporation	United States
Eldfell Investments Limited	United Kingdom
Eleanor Investments Limited	Cayman Islands
Electric Investments Limited (In Liquidation 29/10/2009)	United Kingdom
EM Investments (Brazil) No. 2 Limited	United Kingdom
EM Investments (South Africa) Limited	United Kingdom
EM Investments (South Africa) No. 2 Limited	United Kingdom
EM Investments (Switzerland) Limited	United Kingdom

EM Investments No. 1 Limited	United Kingdom
EM Investments No. 2 Limited	United Kingdom
EM Investments No. 3 Limited	United Kingdom
Embley Investments Funds	United Kingdom
Emily Finance Limited Partnership	United Kingdom
Enz Investments Limited	Isle of Man
Equifirst Corporation	United States
Equity Value Investments Limited Liability Partnership	United Kingdom
Equity Value Investments No. 1 Limited	United Kingdom
Equity Value Investments No. 2 Limited	United Kingdom
Erfrad 6 (Proprietary) Limited	South Africa
Erminecare Limited	United Kingdom
Exshelfco (DZBC)	United Kingdom
Fair and Square Limited	United Kingdom
Farline Investments Limited	Cayman Islands
Fembos Investments Limited	Cayman Islands
Fenton Bay Nominees (Proprietary) Limited	South Africa
Feste Investments Limited	Cayman Islands
Fincor Finance Corporation Limited	Zimbabwe
Finpart Nominees Limited	United Kingdom
Finton Investments Limited	Cayman Islands
FIRSTPLUS Financial Group PLC	United Kingdom
FIRSTPLUS Management Services Limited (In Liquidation 17.10.2007)	United Kingdom
Foksani Investments Limited	Cayman Islands
Foltus Investments Limited	United Kingdom
Forest Road Investments Limited	United Kingdom
Forseti Investments Limited	Cayman Islands
Four Amberfair (Proprietary) Limited	South Africa
Fradey Nominees (Proprietary) Limited	South Africa
Frobisher Funding Limited	United Kingdom
Fulton Investments LLC	United States
Furbridge Investments Limited	Cayman Islands
Galibier Investments Limited	Cayman Islands
Gallen Investments Limited	Cayman Islands
Gallo Investments Limited	Cayman Islands
Gawain Investments Limited	Cayman Islands
GDW, LLC	United States
Gerrard (OMH) Limited	United Kingdom
Gerrard Financial Planning Limited	United Kingdom
Gerrard Investment Management Limited	United Kingdom
Gerrard Limited (In Liquidation 21/12/2007)	United Kingdom
Gerrard Management Services Limited	United Kingdom
Gerrard Nominees Limited	United Kingdom
Gironde Investments Limited	Cayman Islands
Globe Nominees Limited	United Kingdom
GM Computers Limited	United Kingdom
GMF PECOH Holdings Limited	United Kingdom
GMF PECOH PLC	United Kingdom
Godler Limited	Cayman Islands
Golden Companhia Securitizadora de Creditos Financeiros	Brazil
Golden Eagle Holdings Ltd	Cayman Islands
Goldfish Card Services Limited	United Kingdom
Goldfish Receivables Limited	United Kingdom

Goldreef Village Share Block Limited	South Africa
Gordon Holdings (Netherlands) B.V.	Netherlands
Gorton Nominees Limited	United Kingdom
Gracechurch Card (Holdings) Limited	United Kingdom
Gracechurch Card Funding (No. 10) PLC	United Kingdom
Gracechurch Card Funding (No. 3) Limited (In Liquidation 28/07/2009)	United Kingdom
Gracechurch Card Funding (No. 9) Limited (In liquidation 28/07/2009)	United Kingdom
Gracechurch Card Funding (No. 11) Limited (In liquidation 28/07/2009)	United Kingdom
Gracechurch Card Funding (No. 8) Limited (In liquidation 28/07/2009)	United Kingdom
Gracechurch Card Notes 2006-A PLC	United Kingdom
Gracechurch Card Programme Funding PLC	United Kingdom
Gracechurch GMF Funding 1 Limited	United Kingdom
Gracechurch GMF Funding 2 Limited	United Kingdom
Gracechurch GMF Holdings Limited	United Kingdom
Gracechurch GMF Options Limited	Jersey
Gracechurch GMF Trustee Limited	Jersey
Gracechurch Mortgage Financing PLC	United Kingdom
Gracechurch Mortgage Funding Holdings Limited	United Kingdom
Gracechurch Mortgage Funding PLC	United Kingdom
Gracechurch Receivables Trustee Limited	Jersey
Gracechurch Services Corporation	United States
Greig Middleton Holdings Limited	United Kingdom
Greig Middleton Nominees Limited	United Kingdom
Grenache	Luxembourg
Grenville Funding Limited	United Kingdom
Grey Lynn Investments Limited	Cayman Islands
Grosvenor Car Hire (Proprietary) Limited	South Africa
GRU Power Inc.	United States
Grupo Financiero Barclays Mexico, S.A. de C.V.	Mexico
Grus Investments Limited	Cayman Islands
Guaret Investments No 1 (Proprietary) Limited	South Africa
Gura Investments (Proprietary) Limited	South Africa
Hamar Investments Limited	Cayman Islands
Harflane Limited	Cayman Islands
Hauteville Investments Limited	Cayman Islands
Hauteville UK Investments Limited	Cayman Islands
Hawkins Funding Limited	United Kingdom
HBP Realty, LLC	United States
HC .35 Acre Tract LLC	United States
HCD/Parking LLC	United States
Heliodor Investments Limited	Cayman Islands
Hendler and Hendler (Proprietary) Limited	South Africa
Hentock Limited	Cayman Islands
Heraldglen Limited	United Kingdom
Highland Finance Ireland Limited	Ireland
Hoardburst Limited	United Kingdom
Hollygrice Limited	Cayman Islands
Hupa Investments Limited	Cayman Islands
Hurley Investments No. 1 Limited	Cayman Islands
Hurley Investments No. 2 Limited	Cayman Islands
Hurley Investments No. 3 Limited	Cayman Islands
HYMF (Cayman) Limited	Cayman Islands
HYMF, Inc.	United States

Iberalbion A.I.E.	Spain
Imac Limited	Isle of Man
Imry Holdings Limited (In Liquidation 24/07/2007)	United Kingdom
Industrial Confirming (Proprietary) Limited	South Africa
Inmuebles y Servicios Barclays SA	Spain
Investors In Infrastructure Limited	United Kingdom
IPF Nominees (Proprietary) Limited	South Africa
Iris Investments 1 Limited	Cayman Islands
Iris Investments 2 LLC	United States
Iris Investments 3 Limited	Cayman Islands
Iris Investments 4 Limited	Cayman Islands
ISB CANARIAS SA	Spain
Iseran Investments Limited	Cayman Islands
Island Gardens LLC	United States
Island Nominees Limited	Isle of Man
Iveco Capital Limited	United Kingdom
Iveco Finance AG	Switzerland
Iveco Finance GmbH	Germany
Iveco Finance Holdings Limited	United Kingdom
Iveco Finanziaria S.p.A.	Italy
Izoard Investments Limited	Cayman Islands
J.V. Estates Limited	United Kingdom
Jeffrey’s Bay Property Holdings (Proprietary) Limited	South Africa
Jols Investments Limited	Cayman Islands
JV Assets Limited	Cayman Islands
Kafue House Limited	Zambia
Kangrove (Proprietary) Limited	South Africa
Karami Holdings Limited	Jersey
Keepier Investments	United Kingdom
Kempton Park Industrial Holdings (Proprietary) Limited	South Africa
Kirsche Investments Limited	United Kingdom
Kolektor (Proprietary) Limited	South Africa
Kolektor Properties (Proprietary) Limited	South Africa
Lagalla Investments LLC	United States
Lakeville Fund Limited	Cayman Islands
Lambda Finance BV	Netherlands
Lantern Financial Services (Proprietary) Limited	South Africa
Larrau Investments Limited	Cayman Islands
Larrau Nouveau Investments Limited	Cayman Islands
Laser Investment Company 1 Limited	United Kingdom
Laser Investment Company 2 Limited	United Kingdom
Leecon Building Enterprises (Proprietary) Limited	South Africa
Legatus Investments Limited	United Kingdom
Lehman Brothers Uruguay S.A	Uruguay
Lekkerleef (Eiendoms) Beperk	South Africa
Leto Investments S.a.r.l.	Luxembourg
Libertas Administration And Management (Proprietary) Limited	South Africa
Libertas Consolidated Holdings (Proprietary) Limited	South Africa
Libertas Corporate Finance Limited	South Africa
Libertas Finansiële Beleggings (Eiendoms) Beperk	South Africa
Libertas Installment Finance (Proprietary) Limited	South Africa
Libertas Leasing (Proprietary) Limited	South Africa
Libertas Managed Finance Limited	South Africa

Libertas Vehicle Finance (Proprietary) Limited	South Africa
Limebank Property Company Limited	United Kingdom
Limited Liability Company “Barclays Capital”	Russian Federation
Lindley Developments Limited	United Kingdom
Lindmar Trust Company Limited	Guernsey
Lodel (Proprietary) Limited	South Africa
Lombard Street Nominees Limited	United Kingdom
Long Island Holding A LLC	United States
Long Island Holding B LLC	United States
Long Island Holding C LLC	United States
Long Island Holding F LLC	United States
Long Island International Limited	Cayman Islands
Lothian Conduit (No. 1) Limited	United Kingdom
Lothian Funding (No. 2) Limited	United Kingdom
Lothian Funding Limited	United Kingdom
Lothian Mortgages (No. 1) Plc	United Kingdom
Lothian Mortgages (No. 2) PLC	United Kingdom
Lothian Mortgages (No. 3) PLC	United Kingdom
Lothian Mortgages (No. 4) PLC	United Kingdom
Lothian Mortgages Holdings Limited	United Kingdom
Lothian Mortgages Master Issuer PLC	United Kingdom
Lothian Options (No 2) Limited	Jersey
Lothian Options Limited	United Kingdom
Lothian Trustees Limited	Jersey
Loxley Investments Limited	Cayman Islands
Ludlow Investments LLC	United States
Luscinia Investments Funds	United Kingdom
Maloney Investments Limited	United Kingdom
Mantilla Investments Limited	United Kingdom
Marmanet Retirement Village (Proprietary) Limited	South Africa
Martins Investments Limited	United Kingdom
MCC (No. 201) Limited	United Kingdom
MCC Leasing (No 15) Limited	United Kingdom
MCC Leasing (No. 3) Limited	United Kingdom
MCC Leasing (No. 6) Limited	United Kingdom
MCC Leasing (No. 24) Limited	United Kingdom
Meadowbank Investments Limited	Cayman Islands
Mediboost (Proprietary) Limited	South Africa
Meeg Asset Finance (Proprietary) Limited	South Africa
Meeg Bank Limited	South Africa
Megsa (Proprietary) Limited	South Africa
Menlo Investments Limited	United Kingdom
Mercantile Credit Company Limited	United Kingdom
Mercantile Industrial Leasing Limited	United Kingdom
Mercantile Leasing Company (No. 132) Limited	United Kingdom
Mercantile Leasing Company (No. 144) Limited	United Kingdom
Mercers Debt Collections Limited	United Kingdom
Mercimpex (Proprietary) Limited	South Africa
Merfin (Proprietary) Limited	South Africa
Meridian (SPV-AMC) Corporation	Philippines
Merque Financial Services (Proprietary) Limited	South Africa
Metis Investments S.a.r.l.	Luxembourg
Midgard Investments Limited	Cayman Islands

Millcor (Proprietary) Limited	South Africa
Mintaka Investments No. 1 Limited	Cayman Islands
Mintaka Investments No. 3 Limited	Cayman Islands
Mintaka Investments No. 4 Limited	Cayman Islands
Mioblore (Proprietary) Limited	South Africa
Monkor Trust (Beleggingskorporasie) (Proprietary) Limited	South Africa
Moon Acquisition Holdings LLC	United States
Moon Acquisition LLC	United States
Moselle No 3 UK Investments Limited	Cayman Islands
Moselle Nouveau Investments Limited	Cayman Islands
MS Crescent 3987 Hughes SPV, LLC	United States
MS Crescent Edloe Garage SPV, LLC	United States
MS Crescent Greenway Plaza SPV, LLC	United States
MS Crescent Hughes Parking SPV, LLC	United States
MS Crescent Land Holdings SPV, LLC	United States
MS Crescent Nine Greenway SPV, LLC	United States
MS Crescent One SPV, LLC	United States
MS Crescent Seven Greenway SPV, LLC	United States
MS Crescent Two SPV, LLC	United States
Muleta Investments Limited	United Kingdom
Murray House Investment Management Limited	United Kingdom
Murray House Investments Limited	United Kingdom
Myers Grove Investments Limited	United Kingdom
Nanna Investments Limited	Cayman Islands
National Bank of Commerce (1997) Limited (Tanzania)	Tanzania, United Republic of
National Recreation Company Of South Africa (Proprietary) Limited	South Africa
Naviera Arrecife Agrupacion de Interes Economico	Spain
Naviera del Hierro Agrupacion de Interes Economico	Spain
Naxos Investments Limited	United Kingdom
NBL Financing (Proprietary) Limited	South Africa
Nela Investments Limited	Cayman Islands
Noble Cellular Investments (Proprietary) Limited	South Africa
Noble Trading (Proprietary) Limited	South Africa
North Colonnade Investments Limited	United Kingdom
Northwharf Investments Limited	United Kingdom
Oberon Investments Limited	Cayman Islands
Odysseus (Martins) Investments Limited	United Kingdom
OGP Leasing Limited	Cayman Islands
Olieven Properties (Proprietary) Limited	South Africa
Olney Holdings Limited	Cayman Islands
Orchid 09 LLC	United States
Ostia Funding No. 1 LLC	United States
Ostia Funding No. 2 LLC	United States
Otago Investments No. 1 Limited	Cayman Islands
Otago Investments No. 2 Limited	Cayman Islands
Ottawa Development Trust (Proprietary) Limited	South Africa
Ou Skip Beleggings (Proprietary) Limited	South Africa
Paddico (285) Limited (In Liquidation 17/10/2007)	United Kingdom
Palmietfontein Investments (Proprietary) Limited	South Africa
Palomino Limited	Cayman Islands
Parnell Investment Holdings Limited	Cayman Islands
Patria Investments No. 1 Limited	Cayman Islands
Patria Investments No. 2 Limited	United Kingdom

Pelleas Investments Limited	Cayman Islands
Pelleas Investments Limited Partnership	United Kingdom
Pelleas Investments S.a.r.l.	Luxembourg
Pelleas Investments Two Limited	Cayman Islands
Pendle Shipping Limited	United Kingdom
Perham Investments Limited	Cayman Islands
Perpetual Nominees SA	Bahamas
Peyresourde Investments Limited	Cayman Islands
PIA England No. 2 Limited Partnership	United Kingdom
PIA Investments No. 2 Limited	Cayman Islands
PIA Investments No. 1 Limited	Cayman Islands
Pienaar, Gräbe En Kie (Eiendoms) Beperk	South Africa
Pilkbull Limited	Cayman Islands
Pippin Island Investments Limited	Cayman Islands
Pisces Nominees Limited	United Kingdom
Planelands (Proprietary) Limited	South Africa
Plumbline Properties Limited	United Kingdom
Praloup Investments Limited	Cayman Islands
Privassured Pension Fund Administrators (Proprietary) Limited	South Africa
Pro-Ren Properties (Proprietary) Limited	South Africa
PSA Credit Company Limited (in members’ voluntary liquidation since 1994)	United Kingdom
PT Bank Barclays Indonesia	Indonesia
PT Barclays Capital Securities Indonesia	Indonesia
PT Bhadra Buana Persada	Indonesia
Puydedome Investments Limited	Cayman Islands
Pyrus Investments Limited	Cayman Islands
Pythia Investments Limited	Cayman Islands
R.C. Greig Nominees Limited	United Kingdom
Raglan Investments Limited	Cayman Islands
Razzoli Investments Limited	Cayman Islands
Real Estate Multi Listing Services S A Limited	South Africa
Reflex Nominees Limited	United Kingdom
Relative Value Holdings, LLC	United States
Relative Value Investments UK Limited Liability Partnership	United Kingdom
Relative Value Trading Limited	United Kingdom
Reynolds Funding 2 Limited	Cayman Islands
Rhode Investments LLC	United States
Roadhouse Holdings (Proprietary) Limited	South Africa
Robinson Finance Limited Partnership	United Kingdom
Rogoff Rand Investments Limited	South Africa
Rogoff Springs (Proprietary) Limited	South Africa
Romintco Investments B.V. (In Liquidation 4/11/2009)	Netherlands
Roodekop Townships (Proprietary) Limited	South Africa
Ruthenium Investments Limited	United Kingdom
Ruval SA	Spain
RVH Limited	Cayman Islands
SA Corporate Real Estate Fund Nominees (Proprietary) Limited	South Africa
SABRPN LLC	United States
Salmack Road Properties (Proprietary) Limited	South Africa
San Luca Investments Limited	Cayman Islands
Sandringham Limited	Liberia
Sandygray Construction Holdings (Proprietary) Limited	South Africa

SCM PIA Scotland GP Limited	United Kingdom
Scotlife Home Loans (No. 3) Limited	United Kingdom
Securitized Asset Backed Receivables LLC	United States
Serra-Seca Investments Limited	Cayman Islands
Servicios Barclays, S.A. de C.V.	Mexico
Sharelink Nominees Limited	United Kingdom
Sharon Village (Proprietary) Limited	South Africa
Shooters Grove Holdings Limited	United Kingdom
Sila Brickyards (Proprietary) Limited	South Africa
Sixtus Funding Limited	United Kingdom
SMI Golf, LLC	United States
SMI Operating Company, LLC	United States
SMI Real Estate, LLC	United States
Societe Civile Immobiliere 31 Avenue de la Costa	Monaco
Societe Civile Immobiliere Barclays Immo Hexagone	France
Societe Civile Immobiliere Barclays Immo Hexagone II	France
Societe Francaise de Gestion et de Construction (SFGC) SA	France
Soco Properties (Proprietary) Limited	South Africa
Solsona Investments Limited	Cayman Islands
Sometole Properties (Proprietary) Limited	South Africa
Sommering Investments (Proprietary) Limited	South Africa
Sonoma Golf Club, LLC	United States
Sonoma Golf Management, LLC	United States
Sonoma National, Inc.	United States
Spargi Investments Limited	Cayman Islands
Spatial Investments Limited	Cayman Islands
Speaker Investments Limited (Liquidated 18/09/2009)	Cayman Islands
Spectrum Mortgage Associates, L.P.	United States
Spedron Investments Limited	Cayman Islands
Spinturn Investments Limited	Cayman Islands
Spoonhill Investments Limited	Cayman Islands
Spurlot Investments Limited	Cayman Islands
SRB Insurance Services LLC	United States
St. Charles Place, LLC	United States
St. Johns Co-Investor LLC	United States
Standard Life Bank plc	United Kingdom
Standard Life Covered Bonds LLP	United Kingdom
Standard Life Funding BV	Netherlands
Stellans Investments Limited	United Kingdom
Stowell Limited	Isle of Man
Strickyard Limited	Cayman Islands
Sulm Investments GmbH	Germany
Surety Trust Limited	United Kingdom
Sutton Funding LLC	United States
SVH Services Limited (In Liquidation 11.01.2010)	Guernsey
Swan Lane Investments Limited	United Kingdom
T.E & M.J. (Proprietary) Limited	South Africa
Tahan Investments Limited	Cayman Islands
Tahoe Club Company, LLC	United States
Tahoe Lakeside Restaurant LLC	United States
Tahoe Mountain Resorts, LLC	United States
TAL Europe, LLC	United States
Taurus Investments LLC	United States

Taxico Finance (Proprietary) Limited	South Africa
Tercio Investments	United Kingdom
Terrier Nominees Limited	Jersey
Thargelia Investments Limited	Cayman Islands
The Absa Rewards Company (Proprietary) Limited	South Africa
The Brownstones at Riverfront Park, LLC	United States
The Delgany at Riverfront Park, LLC	United States
The Dorchester Limited Partnership	Isle of Man
The Fenchurch Partnership	United Kingdom
The Kai Limited Partnership	Isle of Man
The Orsand (Scotland) Limited Partnership	United Kingdom
The Ricardo Fund Limited	Cayman Islands
The Ricardo General Partner Limited	Cayman Islands
The Ricardo Master Fund Limited	Cayman Islands
The Rubus Unauthorised Unit Trust	United Kingdom
The Tower and Regency Row Residences, Inc.	United States
Thebes Landgoed (Eiendoms) Beperk	South Africa
Tiara Trustees (Jersey) Limited	Jersey
Tienpao Investments Limited	Cayman Islands
Titus Investments Limited (In Liquidation 15.07.09)	United Kingdom
Torero Investment Holdings	United Kingdom
Tourmalet Investments Limited	Cayman Islands
Tourmalet UK Investments Limited	Cayman Islands
Town & Country Property Services Limited (in liquidation 08.12.08)	United Kingdom
Townhomes at Riverfront Park, LLC	United States
Townsend Analytics, Ltd.	United States
Transolver Finance S.A.	France
Transolver Services S.A.	France
Truckee Land, LLC	United States
Tsengwen Investments Limited	Cayman Islands
Tungshan Investments Limited	United Kingdom
UB Group Limited	South Africa
UB Micro Loans Limited	South Africa
UBS Trust Limited	South Africa
Unifer Holdings Limited	South Africa
Unifer Managerial Services Limited	South Africa
Unifurn Finance (Proprietary) Limited	South Africa
Union Center Hotel Residences, LLC	United States
Union Center LLC	United States
United Development Corporation (Proprietary) Limited	South Africa
United Towers (Proprietary) Limited	South Africa
USL Limited	South Africa
Vail 09 LLC	United States
Vail Development 09 LLC	United States
Vail Hotel 09 LLC	United States
Vail Residential 09 LLC	United States
Vehicle Trading (Proprietary) Limited	South Africa
Vendu Finans (Eiendoms) Beperk	South Africa
Ventotene Investments Limited	Cayman Islands
Ventoux Investments Limited	Cayman Islands
Vestry Investments LLC	United States
Viewsites Development Company (Proprietary) Limited	South Africa
VMB Nominees (Proprietary) Limited	South Africa

Volkskas Eiendomsdienste (Eiendoms) Beperk	South Africa
Volkskas Ope-Trust Beleggings (Limited By Guarantee)	South Africa
Volkskas Trust Beperk	South Africa
VTB Genomineerdes (Eiendoms) Beperk	South Africa
VTB Trustbates (Eiendoms) Beperk	South Africa
W.D. Pension Fund Limited	United Kingdom
Walbrook (IOM) 2006 Nominees (No. 1) Limited	Isle of Man
Walbrook (IOM) Nominees (No. 23) Limited	Isle of Man
Walbrook (IOM) Nominees (No. 3) Limited	Isle of Man
Walbrook (IOM) Nominees (No. 4) Limited	Isle of Man
Walbrook (IOM) Nominees (No. 5) Limited	Isle of Man
Walbrook (IOM) Nominees (No. 6) Limited	Isle of Man
Walbrook Corporate Services (Guernsey) Limited	Guernsey
Walbrook Corporate Services Limited	Jersey
Walbrook Executors Limited	Jersey
Walbrook Group Limited	Guernsey
Walbrook International Limited	Jersey
Walbrook Nominees (No. 3) Limited	Jersey
Walbrook Nominees (No. 4) Limited	Jersey
Walbrook Nominees (No. 7) Limited	Guernsey
Walbrook Properties Limited	Jersey
Walbrook Secretaries Limited	Jersey
Walbrook Tax Services Limited	Guernsey
Walbrook Trustees (UK) Limited	United Kingdom
Wedd Jefferson (Nominees) Limited	United Kingdom
Wendell Investments Limited	Cayman Islands
Wenlock Capital 1 Limited (In Liquidation 13/08/2009)	United Kingdom
Wessex Investments Limited	Cayman Islands
Westferry Investments Limited	United Kingdom
Whybourne Investments (In Liquidation 11.01.2010)	United Kingdom
Wilmington Riverfront Receivables LLC	United States
Windward Leasing General Partnership	United Kingdom
Winhall Limited	Cayman Islands
Witco Limited	Cayman Islands
Witprop (Proprietary) Limited	South Africa
Woodbook Finance Limited	South Africa
Wooltz Investment Trust	United States
Woolwich Assured Homes Limited	United Kingdom
Woolwich Homes (1987) Limited	United Kingdom
Woolwich Homes Limited	United Kingdom
Woolwich Insurance Services Limited	United Kingdom
Woolwich Limited	United Kingdom
Woolwich Mortgage Services Limited	United Kingdom
Woolwich Plan Managers Limited	United Kingdom
Woolwich Qualifying Employee Share Ownership Trustee Limited	United Kingdom
Woolwich Surveying Services Limited	United Kingdom
Woolwich Telecoms Limited (In Liquidation 17/10/2007)	United Kingdom
Woori BC Pegasus Securitization Specialty Co., Limited	Korea, Republic of
Worcester Ontwikkelings (Proprietary) Limited	South Africa
Wysteria Euro Investments Limited	United Kingdom
Zaber Investments Limited Partnership	Isle of Man
Zane Investments Limited	Cayman Islands
Zanonne Investments Limited	Cayman Islands

Zeban Nominees Limited	United Kingdom
Zeekoewater Township (Proprietary) Limited	South Africa
Zemedee Investments Limited	Cayman Islands
Zepherine Investments Limited	Cayman Islands
Zilou Investments Limited	Cayman Islands
Zinc Holdings Limited	Cayman Islands
Zookander Investments Limited	Cayman Islands
Zosma Investments Limited	Cayman Islands
Zumboorok Investments Limited	Cayman Islands